UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
________________________
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
CIBUS, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93521-P48501 BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O CIBUS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 CIBUS, INC. 2026 Annual Meeting Vote by June 1, 2026 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) You invested in CIBUS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 2, 2026 10:00 AM PT Virtually at: www.virtualshareholdermeeting.com/CBUS2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93522-P48501 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: To elect nine directors until the next annual meeting of stockholders and until their successors have been elected and qualified. Nominees: 1a. Mark Finn For 1b. Peter Beetham For 1c. Kimberly A. Box For 1d. Jean-Pierre Lehmann For 1e. August Moretti For 1f. Gerhard Prante For 1g. Rory Riggs For 1h. Thomas Urban For 1i. Craig Wichner For 2. To approve, on an advisory basis, the compensation of the company’s Named Executive Officers. For 3. Ratification of the appointment of BDO USA, P.C. as independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.